Scudder
Large Company Growth Fund


Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital through investment primarily in the equity securities of large U.S. growth companies.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER
[LOGO]

                                Table of Contents


2    In Brief
3    Letter from the Fund's President
4    Performance Update
5    Portfolio Summary
6    Portfolio Management Discussion
8    Investment Portfolio
12   Financial Statements
15   Financial Highlights
16   Notes to Financial Statements
20   Officers and Trustees
21   Investment Products and Services
22   Scudder Solutions

                                    In Brief

o Scudder Large Company Growth Fund changed its name from Scudder Quality Growth Fund on March 1, 1997.


o Your fund provided solid performance during a volatile six months, ending the six-month period ended April 30, 1997, with a 10.52% total return.


o The Federal Reserve raised short term interest rates one quarter of one percentage point on March 25th, leading to an unmanaged Standard & Poor's 500 Index drop of roughly 10%. Stocks bounced back shortly thereafter, with both the S&P 500 and the Dow Jones Industrial Average rising to record highs.


o The Fund's largest sector weightings are consumer staples, healthcare, and technology; each making up about 20% of the portfolio.


                       2-Scudder Large Company Growth Fund

                        Letter from the Fund's President


Dear Shareholders,


     The U.S. financial markets have been making headlines in recent months, and many investors have experienced more turbulence than they ever expected. March was a particularly difficult month for investors uncomfortable with stock market swings, as stocks were hit hard by the Federal Reserve's interest rate hike, only to rise to record levels shortly thereafter.


     Scudder Large Company Growth Fund fared well during these volatile times, turning in a 10.52% total return for the six-month period ended April 30. By comparison, the 799 growth funds tracked by Lipper Analytical Services provided an average total return of 7.15%. The Fund's strategy of building its portfolio stock by stock, focusing on individual corporate success, has helped to achieve continued strong performance.


     On March 1, 1997, Scudder Large Company Growth Fund changed its name from Scudder Quality Growth Fund. The name change does not reflect a change in the Fund's strategy, but is intended to reflect the Fund's investment style more closely. We remain committed to our pursuit of the best growth companies we can find.


     It is important to revisit your investment goals during volatile periods like these, and rethink your investment strategies if you find yourself uncomfortable with market swings. For long-term investors, keeping market movements in perspective and sticking to a plan is the best course of action.


     Thank you for your investment in Scudder Large Company Growth Fund. If you would like to speak to a Scudder Investor Relations representative about your investment plan, or would like more information on Scudder Fund products and services, please call us at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

   Sincerely,
   /s/Daniel Pierce
   Daniel Pierce
   President,
   Scudder Large Company Growth Fund


                       3-Scudder Large Company Growth Fund

                    PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER LARGE COMPANY GROWTH FUND
--------------------------------------------
1 Year          $ 11,768    17.68%     17.68%
5 year          $ 19,206    92.06%     13.94%
Life of Fund*   $ 22,563   125.63%     14.62%
--------------------------------------------
RUSSELL 1000 GROWTH INDEX
--------------------------------------------
1 Year          $ 12,205     22.05%     22.05%
5 Year          $ 20,980    109.80%     15.96%
Life of Fund*   $ 23,123    131.23%     15.21%
--------------------------------------------
*The Fund commenced operations on May 15, 1991. Index comparisons begin on May 31, 1991.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LARGE COMPANY GROWTH FUND
Year            Amount
----------------------
5/91*            $10,000
4/92             $11,251
4/93             $12,094
4/94             $12,590
4/95             $14,092
4/96             $18,362
4/97             $21,609

RUSSELL 1000 GROWTH INDEX
Year            Amount
----------------------
5/91*            $10,000
4/92             $11,022
4/93             $11,508
4/94             $11,948
4/95             $14,292
4/96             $18,946
4/97             $23,123

YEARLY PERIODS ENDED APRIL 30

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                       1992*    1993      1994      1995      1996      1997
                     ---------------------------------------------------------
NET ASSET VALUE...   $ 14.05  $ 15.08   $ 15.40   $ 15.88   $ 19.89   $ 21.53
INCOME DIVIDENDS..   $   .03  $   .03   $   .07   $   .15   $   .14   $     -
CAPITAL GAINS
DISTRIBUTIONS.....   $   .02    $   -   $   .24   $  1.09     $ .60   $  1.77
FUND TOTAL
RETURN (%)........     17.48     7.50      4.10     11.93     30.30     17.68
INDEX TOTAL
RETURN (%)........     10.22     4.40      3.82     19.62     32.56     22.05

On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year, five year and life of Fund would have been lower.

                     4 - SCUDDER LARGE COMPANY GROWTH FUND

                     PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    98%
Cash Equivalents                    2%
--------------------------------------
                                  100%
--------------------------------------
The Fund is essentially fully
invested in the stocks of
companies that we believe
possess strong fundamentals.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples                   23%
Health                             19%
Technology                         17%
Manufacturing                      12%
Consumer Discretionary              9%
Media                               6%
Service Industries                  5%
Financial                           5%
Durables                            4%
--------------------------------------
                                  100%
--------------------------------------
The Fund's focus on individual
stock selection has led to
significant weightings in the
consumer staples, healthcare, and
technology sectors.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(34% of Portfolio)
--------------------------------------------------------------------------
1.   COCA-COLA CO., INC.
     International soft drink company
2.   GENERAL ELECTRIC CO.
     Leading producer of electrical equipment
3.   PHILIP MORRIS COMPANIES INC.
     Tobacco, food products and brewing
4.   MICROSOFT CORP.
     Computer operating systems software
5.   MERCK & CO. INC.
     Leading ethical drug manufacturer
6.   COLGATE-PALMOLIVE CO.
     Manufacturer of household and personal care products
7.   PROCTER & GAMBLE CO.
     Diversified manufacturer of consumer
     products
8.   AMERICAN INTERNATIONAL GROUP, INC.
     Major international insurance holding
     company
9.   GILLETTE CO.
     Shaving and personal care products
10.  JOHNSON & JOHNSON
     Healthcare products

Large consumer staples holdings
Philip Morris and Proctor &
Gamble contributed significantly
to Fund performance over the six
month period.

For more complete details about the Fund's Investment Portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5 - SCUDDER LARGE COMPANY GROWTH FUND

                        Portfolio Management Discussion

Dear Shareholders,


The six month period ended April 30, 1997 brought both dramatic stock market highs and lows. The Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Index have risen to record levels in 1997. Yet after the Federal Reserve's interest rate hike of one quarter of one percentage point on March 25th, the DJIA dropped almost 10%.


Despite the market volatility, Scudder Large Company Growth Fund provided solid performance, ending the semiannual period with a 10.52% total return. The Fund's benchmark, the unmanaged Russell 1000 Growth Index, provided a 13.00% total return for the same period. The 799 growth funds tracked by Lipper Analytical Services provided an average total return of 7.15% for the period.


The outperformance of the benchmark index reflects the strong price performance of the very largest stocks. This made it difficult for funds in search of undiscovered companies, which are usually not the largest, to outperform market averages. Investors' fears that the strengthening dollar might impact the earnings of large, multinational companies also had a negative effect on many of the Fund's holdings. In addition, several high quality companies in the portfolio experienced earnings disappointments during the period.


We remain committed to our pursuit of the best growth companies, and have a high degree of confidence in both the short- and long-term fundamentals of the stocks in your Fund's portfolio. In fact, we have already seen some of the underperforming stocks rebound nicely since the end of the semiannual period.


                                Volatile Markets


Last year was a banner year for the U.S. equity markets, with the trend continuing into 1997. The markets responded well to strong corporate profits growth, low interest rates, and low inflation. These factors contributed to strong employment and income growth, causing the Federal Reserve to take a hard look at the economy and the potential for accelerating inflation. The Federal Reserve eventually raised short-term interest rates one quarter of one percentage point on March 25th, 1997, and the markets reeled. The fallout from the rate hike caused an S&P 500 Index drop of roughly 10%, erasing most of 1997's gains. But stocks bounced back shortly thereafter, with both the S&P 500 and the Dow Jones Industrial Average recovering toward the end of the period.


Although additional interest rate increases would not be a surprise, we find little evidence that the economy will do anything more than stay on its current path of benign inflation. And while the stock market expansion is in its seventh year, we have not been able to identify any of the factors that typically lead to a significant correction.

                       6-Scudder Large Company Growth Fund

                               Staying On Course


We continue to focus on individual companies, building your Fund's portfolio stock by stock. Some strong performers during the period were Wal-Mart, Costco, Avon, Philip Morris, and Proctor & Gamble, all returning between 10% and 26%. A few financial stocks provided notable performance during the period, including NationsBank, State Street Boston Corp., and MBIA Corp. We also reaped the benefits of some high performers in the technology sector, including Intel, Microsoft, and 3Com.


In recent months, we have seen a decline in the performance of growth stocks. Large capitalization stocks fared the best over the six-month period, turning in a 14.72% return as measured by the unmanaged Standard & Poor's 500 Index. As this trend developed, we began increasing your Fund's weighted average market capitalization, reducing exposure to the risks associated with smaller capitalization stocks. In addition, we began to increase the concentration of fund assets in select individual holdings to enhance the contributions to performance of those companies in which we have the most confidence.


The Fund's largest sector weightings at the close of the period were consumer staples, healthcare, and technology; each of which made up about 20% of the portfolio. In our opinion, these areas represent fertile territory for successful growth companies. These three sectors made up the largest weightings in the portfolio one year ago as well, in keeping with our conviction that enhancing returns through sector rotation is an extremely difficult endeavor, at best. We have been decreasing our exposure to the finance sector, reflecting our concern that rising interest rates could severely depress the growth of financial stocks.


                                    Outlook


Further interest rate hikes could be forthcoming if economic indicators continue to point to strong growth. A more likely risk, though, appears to be economic slowing, which could have a positive impact on growth companies capable of delivering consistent growth. In any case, we expect continued volatility in the equity markets in the coming months.


We believe the positioning of the portfolio at the present time is well-suited to current conditions, and remain focused on our pursuit of the best growth companies we can find. We believe Scudder Large Company Growth Fund will continue to benefit over time from the strong performance of our high quality growth companies, regardless of what the stock market or the economy brings.


Sincerely,
/s/Valerie F. Malter
Valerie F. Malter
Portfolio Manager


                       7-Scudder Large Company Growth Fund

               Investment Portfolio as of April 30, 1997 (Unaudited)

                                                       Principal        Market
                                                       Amount ($)      Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 2.4%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street
 Bank & Trust Company dated 4/30/97 at
 5.36%, to be repurchased at $5,550,826 on
 5/1/97, collateralized by a $5,170,000
 U.S. Treasury Bond, 8.375%, 8/15/08                                 -----------
 (Cost $5,550,000) ...............................      5,550,000      5,550,000
                                                                     -----------

                                                         Shares
--------------------------------------------------------------------------------
Common Stocks 97.6%
--------------------------------------------------------------------------------
Consumer Discretionary 8.7%
Department & Chain Stores 6.7%
Federated Department Stores, Inc.* ..............        61,200        2,080,800
Home Depot, Inc. ................................        91,000        5,278,000
Price/Costco, Inc.* .............................       126,900        3,664,238
Wal-Mart Stores Inc. ............................       163,700        4,624,525
                                                                     -----------
                                                                      15,647,563
                                                                     -----------
Hotels & Casinos 1.3%
Host Marriott Corp.* ............................       170,000        2,953,750
                                                                     -----------
Specialty Retail 0.7%
Corporate Express, Inc. .........................       173,200        1,732,000
                                                                     -----------
Consumer Staples 22.3%
Alcohol & Tobacco 4.0%
Philip Morris Companies Inc. ....................       236,700        9,320,063
                                                                     -----------
Food & Beverage 6.2%
Coca-Cola Co., Inc. .............................       181,500       11,547,938
Interstate Bakeries Corp. .......................        57,800        2,998,375
                                                                     -----------
                                                                      14,546,313
                                                                     -----------
Package Goods/Cosmetics 12.1%
Avon Products Inc. ..............................        84,000        5,176,500
Colgate-Palmolive Co. ...........................        62,400        6,926,400
Gillette Co. ....................................        74,219        6,308,615
Procter & Gamble Co. ............................        53,300        6,702,475
Revlon, Inc. "A"* ...............................        92,000        3,381,000
                                                                     -----------
                                                                      28,494,990
                                                                     -----------
Health 18.8%
Biotechnology 1.5%
Guidant Corp. ...................................        50,300        3,432,975
                                                                     -----------
Health Industry Services 1.0%
HBO & Company, Inc. .............................        42,800        2,289,800
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                     8 -- SCUDDER LARGE COMPANY GROWTH FUND

                                                                        Market
                                                        Shares         Value ($)
--------------------------------------------------------------------------------
Hospital Management 0.9%
Tenet Healthcare Corp.* .........................        85,800        2,230,800
                                                                     -----------
Medical Supply & Specialty 0.9%
Boston Scientific Corp.* ........................        44,200        2,132,650
                                                                     -----------
Pharmaceuticals 14.5%
Eli Lilly & Co. .................................        60,749        5,338,318
Johnson & Johnson ...............................        97,800        5,990,250
Merck & Co. Inc. ................................        87,700        7,936,850
Pfizer, Inc. ....................................        48,900        4,694,400
SmithKline Beecham PLC (ADR) ....................        72,200        5,821,125
Warner-Lambert Co. ..............................        44,200        4,331,600
                                                                     -----------
                                                                      34,112,543
                                                                     -----------
Financial 5.0%
Banks 1.2%
NationsBank Corp. ...............................        48,500        2,928,188
                                                                     -----------
Insurance 2.7%
American International Group, Inc. ..............        49,550        6,367,175
                                                                     -----------
Other Financial Companies 1.1%
Federal National Mortgage Association ...........        63,600        2,615,550
                                                                     -----------
Media 5.4%
Advertising 2.3%
Interpublic Group of Companies Inc. .............        94,500        5,351,063
                                                                     -----------
Broadcasting & Entertainment 3.1%
Clear Channel Communications, Inc.* .............        94,900        4,602,650
Walt Disney Co. .................................        32,200        2,640,400
                                                                     -----------
                                                                       7,243,050
                                                                     -----------
Service Industries 5.3%
EDP Services 1.7%
Electronic Data Systems Corp. ...................       120,000        4,005,000
                                                                     -----------
Miscellaneous Consumer Services 2.3%
CUC International Inc.* .........................        97,550        2,060,740
Service Corp. International .....................       100,500        3,442,125
                                                                     -----------
                                                                       5,502,865
                                                                     -----------
Printing/Publishing 1.3%
Reuters Holdings PLC "B" (ADR) ..................        48,000        2,958,000
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                     9 -- SCUDDER LARGE COMPANY GROWTH FUND

                                                                        Market
                                                        Shares         Value ($)
--------------------------------------------------------------------------------
Durables 4.2%
Aerospace 0.9%
AlliedSignal Inc. ...............................        30,300        2,189,175
                                                                     -----------
Telecommunications Equipment 3.3%
Ascend Communications, Inc.* ....................        88,900        4,067,175
Nokia AB Oy (ADR) ...............................        55,200        3,567,300
                                                                     -----------
                                                                       7,634,475
                                                                     -----------
Manufacturing 11.6%
Chemicals 1.9%
Monsanto Co. ....................................       104,400        4,463,100
                                                                     -----------
Diversified Manufacturing 5.5%
General Electric Co. ............................        92,000       10,200,500
Honeywell, Inc. .................................        36,700        2,591,938
                                                                     -----------
                                                                      12,792,438
                                                                     -----------
Electrical Products 2.2%
Emerson Electric Co. ............................       103,700        5,262,775
                                                                     -----------
Office Equipment/Supplies 2.0%
Xerox Corp. .....................................        76,500        4,704,750
                                                                     -----------
Technology 16.3%
Computer Software 5.6%
Computer Associates International, Inc. .........        50,800        2,641,600
Microsoft Corp. .................................        68,300        8,298,450
PeopleSoft Inc. .................................        52,700        2,187,050
                                                                     -----------
                                                                      13,127,100
                                                                     -----------
Diverse Electronic Products 2.5%
Applied Materials, Inc.* ........................        60,400        3,314,450
Teradyne Inc.* ..................................        76,000        2,489,000
                                                                     -----------
                                                                       5,803,450
                                                                     -----------
Electronic Data Processing 2.0%
Ceridian Corp.* .................................        65,600        2,189,400
Compaq Computer Corp.* ..........................        29,900        2,552,713
                                                                     -----------
                                                                       4,742,113
                                                                     -----------
Office/Plant Automation 1.8%
3Com Corp.* .....................................        65,300        1,893,700
Cisco Systems, Inc.* ............................        46,700        2,416,725
                                                                     -----------
                                                                       4,310,425
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                     10 -- SCUDDER LARGE COMPANY GROWTH FUND

                                                                        Market
                                                        Shares         Value ($)
--------------------------------------------------------------------------------
Semiconductors 4.4%
Advanced Micro Devices Inc.* ....................        79,900        3,395,750
Intel Corp. .....................................        26,300        4,027,188
National Semiconductor Corp.* ...................       111,800        2,795,000
                                                                     -----------
                                                                      10,217,938
--------------------------------------------------------------------------------
Total Common Stocks (Cost $169,947,506)                              229,112,077
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio - 100.0%
(Cost $175,497,506)(a)                                               234,662,077
--------------------------------------------------------------------------------

   * Non-income producing security.
 (a) The cost for federal income tax purposes was $175,718,623. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $58,943,454. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $64,522,315 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,578,861.

    The accompanying notes are an integral part of the financial statements.


                     11 -- SCUDDER LARGE COMPANY GROWTH FUND

                                Financial Statements

                       Statement of Assets and Liabilities

                          as of April 30, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------
            Investments, at market (identified cost
              $175,497,506) .................................     $ 234,662,077
            Cash ............................................               607
            Receivable for Fund shares sold .................         1,760,851
            Dividends and interest receivable ...............           186,328
            Foreign taxes recoverable .......................             3,329
            Other assets ....................................             4,134
                                                                  -------------
            Total assets ....................................       236,617,326
Liabilities
--------------------------------------------------------------------------------
            Payable for Fund shares redeemed ................           169,383
            Accrued management fee ..........................           129,195
            Other payables and accrued expenses .............           128,116
                                                                  -------------
            Total liabilities ...............................           426,694
            -------------------------------------------------------------------
            Net assets, at market value                           $ 236,190,632
            -------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
            Net assets consist of:
            Undistributed net investment income .............           598,320
            Unrealized appreciation on investments ..........        59,164,571
            Accumulated net realized gain ...................         8,807,930
            Paid-in capital .................................       167,619,811
            -------------------------------------------------------------------
            Net assets, at market value                           $ 236,190,632
            -------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
            Net Asset Value, offering and redemption price
            per share ($236,190,632/10,970,252 outstanding
            shares of beneficial interest, $.01 par value,        -------------
            unlimited Number of shares authorized) ..........            $21.53
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.


                     12 -- SCUDDER LARGE COMPANY GROWTH FUND

                             Statement of Operations

                   six months ended April 30, 1997 (Unaudited)

Investment Income
--------------------------------------------------------------------------------
            Income:
            Dividends (net of foreign taxes withheld
              of $19,048)....................................     $   1,338,073
            Interest ........................................           183,422
                                                                  -------------
                                                                      1,521,495
            Expenses:
            Management fee ..................................           791,534
            Services to shareholders ........................           444,840
            Custodian and accounting fees ...................            48,724
            Trustees' fees and expenses .....................            13,875
            Reports to shareholders .........................            35,740
            Auditing ........................................            15,050
            Legal ...........................................             4,047
            Registration fees ...............................            26,096
            Other ...........................................             2,774
                                                                  -------------
                                                                      1,382,680
            -------------------------------------------------------------------
            Net investment income                                       138,815
            -------------------------------------------------------------------

Realized and unrealized gain on investment transactions
--------------------------------------------------------------------------------
            Net realized gain from investments ..............         7,510,012
            Net unrealized appreciation on investments
             during the period ..............................        14,285,548
            -------------------------------------------------------------------
            Net gain on investments                                  21,795,560
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            Net increase in net assets resulting from
             operations                                           $  21,934,375
            -------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     13 -- SCUDDER LARGE COMPANY GROWTH FUND

                       Statements of Changes in Net Assets

                                                                Six Months
                                                                  Ended            Year
                                                                April 30,          Ended
                                                                  1997           October 31,
Increase (Decrease) in Net Assets                              (Unaudited)          1996
--------------------------------------------------------------------------------------------
            Operations:
            Net investment income ........................    $     138,815    $     846,986
            Net realized gain on investments .............        7,510,012       19,474,609
            Net unrealized appreciation on
             investments during the period ...............       14,285,548       15,602,000
                                                              -------------    -------------
            Net increase in net assets resulting
             from operations .............................       21,934,375       35,923,595
                                                              -------------    -------------
            Distributions to shareholders from:
            Net investment income ........................             --         (1,354,259)
                                                              -------------    -------------
            Net realized gains from investment
             transactions ...............................       (17,790,946)      (5,803,710)
                                                              -------------    -------------
            Fund share transactions:
            Proceeds from shares sold ....................       53,377,778       75,627,033
            Net asset value of shares issued to
             shareholders in reinvestment of
             distributions ...............................       17,272,173        6,992,173
            Cost of shares redeemed ......................      (59,856,381)     (63,602,914)
                                                              -------------    -------------
            Net increase in net assets from Fund
             share transactions ..........................       10,793,570       19,016,292
                                                              -------------    -------------
            Increase (decrease) in net assets ............       14,936,999       47,781,918
            Net assets at beginning of period ............      221,253,633      173,471,715
                                                              -------------    -------------
            Net assets at end of period (including
             undistributed net investment income              -------------    -------------
             of $598,320 and $459,505, respectively)......    $ 236,190,632    $ 221,253,633
                                                              -------------    -------------
Other Information
---------------------------------------------------------------------------------------------
            Increase (decrease) in Fund shares
            Shares outstanding at beginning of period ....       10,441,357        9,409,227
                                                              -------------    -------------
            Shares sold ..................................        2,520,145        3,829,796
            Shares issued to shareholders in
             reinvestment of distributions ...............          850,846          380,630
            Shares redeemed ..............................       (2,842,096)      (3,178,296)
                                                              -------------    -------------
            Net increase in Fund shares ..................          528,895        1,032,130
                                                              -------------    -------------
            Shares outstanding at end of period ..........       10,970,252       10,441,357
                                                              -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                     14 -- SCUDDER LARGE COMPANY GROWTH FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                    For the Period
                                         Six Months                                                  May 15, 1991
                                           Ended                                                    (commencement
                                         April 30,                                                  of operations)
                                           1997(a)                   Years Ended October 31,         to October 31,
                                        (Unaudited)    1996(a)     1995     1994     1993     1992       1991
------------------------------------------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------
Net asset value, beginning of period .    $21.19       $18.44     $16.17   $16.42   $15.30   $13.65      $12.00
                                          -----------------------------------------------------------------------
Income from investment operations:
Net investment income ................       .01          .08        .11      .16      .06      .02         .03
Net realized and unrealized gain
  (loss) on investments ..............      2.10         3.41       3.40     (.09)    1.09     1.68        1.62
                                          -----------------------------------------------------------------------
Total from investment operations .....      2.11         3.49       3.51      .07     1.15     1.70        1.65
                                          -----------------------------------------------------------------------
Less distributions from:
Net investment income ................        --         (.14)      (.15)    (.08)    (.03)    (.03)         --
Net realized gains on investment
  transactions .......................     (1.77)        (.60)     (1.09)    (.24)       --    (.02)         --
                                          -----------------------------------------------------------------------
Total distributions ..................     (1.77)        (.74)     (1.24)    (.32)    (.03)    (.05)         --
                                          -----------------------------------------------------------------------

                                          -----------------------------------------------------------------------
Net asset value, end of period .......    $21.53       $21.19     $18.44   $16.17   $16.42   $15.30      $13.65
                                          -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total Return (%) .....................     10.52**      19.49      23.78      .39     7.49    12.47       13.75**
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .......................       236          221        173      113      126      101          30
Ratio of operating expenses net, to
  average daily net assets (%) .......      1.23*        1.07       1.17     1.25     1.20     1.25        1.25*
Ratio of operating expenses before
  expense reductions, to average
  daily net assets (%) ...............      1.23*        1.07       1.17     1.25     1.20     1.40        2.67*
Ratio of net investment income to
  average daily net assets (%) .......       .12*         .41        .71      .96      .39      .24         .83*
Portfolio turnover rate (%) ..........      76.9*        68.8       91.6    119.7    111.4     27.4        11.5*
Average commission rate paid (b) .....    $.0554       $.0551     $   --   $   --   $   --   $   --      $   --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
*   Annualized
**  Not annualized


                     15 -- SCUDDER LARGE COMPANY GROWTH FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Large Company Growth Fund (formerly Quality Growth Fund) (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                     16 -- SCUDDER LARGE COMPANY GROWTH FUND

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $84,356,411 and $87,525,020, respectively.
                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended April 30, 1997, the fee pursuant to the Agreement amounted to $791,534.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $261,747, of which $42,416 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by STC aggregated $148,410, of which $26,890 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $28,608, of which $4,135 is unpaid at April 30, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Trustees fees and expenses aggregated $13,875.


                     17 -- SCUDDER LARGE COMPANY GROWTH FUND

                                   This Page
                                 intentionally
                                  left blank.


                      18-Scudder Large Company Growth Fund

                                   This Page
                                 intentionally
                                  left blank.


                      19-Scudder Large Company Growth Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dudley H. Ladd*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee

Jean C. Tempel
Trustee; General Partner,TL Ventures

Bruce F.  Beaty*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.



                      20-Scudder Large Company Growth Fund

                Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                      21-Scudder Large Company Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy
          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit
          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890                                               Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell
          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect
          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------



                      22-Scudder Large Company Growth Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder
          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(SM) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                            23-Scudder Large Company Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

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